UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2019

KEANE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1800 Post Oak Boulevard, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-0381
Registrant’s telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01, par value	FRAC	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 9, 2019, Keane Group, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) in The Woodlands, Texas. A total of 100,519,466 shares, or approximately 95.95% of the Company’s outstanding shares of common stock, were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, the stockholders of the Company voted on the following four proposals: (i) to elect twelve nominees for director to serve until the Company’s 2020 annual meeting of stockholders (“Proposal 1”), (ii) to ratify the selection by the Audit and Risk Committee of the Board of Directors of the Company of KPMG LLP as the independent auditors of the Company for 2019 (“Proposal 2”), (iii) to approve, in an advisory capacity, the compensation of the Company’s named executive officers (“Proposal 3”), and (iv) to approve an amendment to the Company's Equity and Incentive Award Plan (“Proposal 4”). The final results of the voting of each proposal are set forth below.

Proposal 1 - Election of Directors.

The Company’s stockholders approved Proposal 1. The votes cast were as follows:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
James C. Stewart	70,434,220	26,483,559	4,096	3,597,591
Marc G.R. Edwards	82,433,286	14,483,228	5,361	3,597,591
Lucas N. Batzer	75,288,550	21,627,964	5,361	3,597,591
Robert W. Drummond	72,061,452	24,855,561	4,862	3,597,591
Dale M. Dusterhoft	60,120,072	36,795,942	5,861	3,597,591
Christian A. Garcia	83,203,227	13,713,269	5,379	3,597,591
Lisa A. Gray	68,374,034	28,542,480	5,361	3,597,591
Gary M. Halverson	83,175,025	13,741,489	5,361	3,597,591
Shawn Keane	70,374,235	26,542,821	4,819	3,597,591
Elmer D. Reed	91,891,677	5,024,837	5,361	3,597,591
Lenard B. Tessler	70,367,349	26,549,147	5,379	3,597,591
Scott Wille	70,367,942	26,548,572	5,361	3,597,591

Proposal 2 - Ratify Appointment of Independent Auditors and Authorize Auditors’ Remuneration.

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
100,241,965	268,208	9,293	—

Proposal 3 - Advisory Approval of Executive Compensation.

The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
94,834,856	2,039,348	47,671	3,597,591

Proposal 4 - Vote on the Frequency of Say on Executive Pay.

For	Against	Abstain	Broker Non-Votes
94,301,667	2,571,242	48,966	3,597,591

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEANE GROUP, INC.

Date: May 13, 2019	By:	/s/ Kevin M. McDonald
	Name:	Kevin M. McDonald
	Title:	Executive Vice President, General Counsel
and Secretary